MFS Intermediate Income Fund
MII Series Trust II


MFS Investment Management
75 Years
WE INVENTED THE MUTUAL FUND (registered trademark)


MFS(registered trademark) Intermediate Income Fund
Semiannual Report
[bullet]  May 31, 1999

Diversifying your investment portfolio (see page 30)



Table of Contents

Letter from the Chairman                   1

Management Review and Outlook              3

Performance Summary                        7

Portfolio of Investments                  10

Financial Statements                      14

Notes to Financial Statements             20

MFS' Year 2000 Readiness Disclosure       29

Trustees and Officers                     33


MFS(registered trademark) Original Research SM

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.

[GRAPHIC OMITTED: MFS LOGO]

NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE


Letter from the Chairman


[GRAPHIC OMITTED: PHOTO OF JEFFREY L. SHAMES]

Dear Shareholders,

It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(registered trademark) Original Research SM to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/S/JEFFREY L. SHAMES
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(registered trademark)

June 17, 1999


Management Review and Outlook

For the six months ended May 31, 1999, Class A shares of the Fund provided a total return of -0.38%, Class B shares -1.03%, and Class I shares -0.50%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average short-term world multimarket income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 0.73%. The Fund's results also compare to a -0.23% return for the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years), a 1.39% return for the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years), and a -4.55% return for the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year).

Q. What factors have contributed to the Fund's performance?

A. After experiencing some volatility last fall, the Fund recently has benefited from its higher-than-average weighting in government-agency, mortgage-backed, and corporate securities. Thanks to renewed global growth and several interest-rate cuts in 1998 by the U.S. Federal Reserve Board (the Fed) and central banks in several other countries, these markets generally have recovered from the turmoil that followed last August's Russian bond default. As a result, yields on non-Treasury securities have declined and their prices have increased, which helped performance. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. How does the Fund reflect your outlook on interest rates?

A. In the near term, we think the bond markets will continue to adjust to the growing possibility of an interest-rate increase by the Fed. We think this outlook should keep yields on two-year Treasury securities between 4.85% and 5.37%. We believe yields on Treasuries with longer maturities, meanwhile, should reflect investor perception about economic growth. We feel that interest rates may increase to rein in a surging economy and quell inflation fears if investors believe growth is too strong. However, since we believe inflation should remain in check, we think any rate increase should be limited and will present us with an opportunity to buy select higher-yielding securities. With the strong economy, we believe that corporate securities continue to offer good value and additional yield.

Q. How is this outlook reflected in the Fund's sensitivity to changes in interest rates?

A. The portfolio's interest-rate sensitivity is about the same as that of the Lehman Brothers Intermediate Government Bond Index, which tends to have limited price volatility when interest rates change. We want to avoid holding too many bonds with maturities longer than 10 years because their prices would decline if interest rates went up. By the same token, we don't want to hold too many bonds with maturities shorter than two years because they produce relatively low yields. However, if interest rates do rise enough to slow the economy over the next few months, we will consider slightly increasing our long-term bond position in an effort to gain additional yield.

Q. How are the international markets performing?

A. Over the first four months of 1999, most of the developed Western European bond markets outperformed U.S. Treasuries. During this period, the newly formed European Central Bank lowered interest rates by 50 basis points (0.50%) to stimulate demand, which had been sluggish. By the beginning of May, the lagging German economy began to grow, and interest rates of most European countries began to rise.

Q. How were the Fund's foreign assets invested during this period?

A. Approximately 9% of the Fund's assets were allocated to developed international markets. Roughly half of the allocation was invested in the United Kingdom, Denmark, and Greece -- countries that are not presently in the European monetary union (EMU) but are likely to join in the next couple of years. As these countries join the EMU, we think interest rates on their bonds should decline, giving them good price performance. The balance of the international assets was invested in Australia and New Zealand, both of which have offered higher interest rates than the United States.

Q. What's your outlook for the international markets?

A. We believe the possibility of additional interest-rate cuts in Europe is small. As Western European inflation remains low, we believe interest rates within the EMU should remain stable. We think the improving economic strength of countries such as Greece, Denmark, and the United Kingdom should help their bonds perform well. Over time, we believe Australia and New Zealand should do better than the United States, partly because of increasing demand for commodities. Therefore, we do not anticipate much change in our international holdings.

/S/STEPHEN C. BRYANT   /S/ STEVEN E. NOTHERN
Stephen C. Bryant      Steven E. Nothern
Portfolio Manager      Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.



PORTFOLIO MANAGERS' PROFILES

Stephen C. Bryant is Senior Vice President of MFS Investment Management(registered trademark) and portfolio manager of MFS(registered trademark) Institutional Global Fixed Income Fund, the Global Governments Series offered through MFS(registered trademark)/Sun Life annuity products, and MFS(registered trademark) Government Markets Income Trust, a closed-end fund. He joined MFS in 1987 as Assistant Vice President. He was named Vice President in 1989, portfolio manager in 1992, and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.

Steven E. Nothern is Senior Vice President and a member of the Fixed Income Management Group of MFS Investment Management(registered trademark). He is portfolio manager of MFS(registered trademark) Government Securities Fund, the Government Securities Series offered through MFS(registered trademark)/Sun Life annuity products, MFS(registered trademark) Intermediate Income Trust, and MFS(registered trademark) Government Markets Income Trust. Mr. Nothern joined MFS in 1986 in the Fixed Income Department and was named Vice President in 1989, portfolio manager in 1991, and Senior Vice President in 1993. He is a graduate of Middlebury College and holds a Master of Business Administration degree from Boston University. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All portfolio managers at MFS Investment Management(registered trademark) are supported by an investment staff of over 100 professionals utilizing MFS(registered trademark) Original ResearchSM, a company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.



Fund Facts

Strategy:                  Seeks preservation of capital and high
                           current income.

Commencement of
investment operations:     August 1, 1988

Class inception:           Class A     September 7, 1993
                           Class B     August 1, 1988
                           Class I     January 2, 1997

Size:                      $121.4 million net assets as of May 31, 1999


Performance Summary

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)


Average Annual and Cumulative Total Rates of Return through May 31, 1999

Class A

                  6 Months   1 Year   3 Years   5 Years   10 Years/Life
-----------------------------------------------------------------------
Cumulative Total
Return             -0.38%    +2.08%   +17.79%   +35.28%      +80.61%
-----------------------------------------------------------------------
Average Annual
Total Return         --      +2.08%   + 5.61%   + 6.23%      + 6.09%
-----------------------------------------------------------------------
SEC Results          --      -2.77%   + 3.91%   + 5.20%      + 5.58%
-----------------------------------------------------------------------

Class B

                  6 Months   1 Year   3 Years   5 Years   10 Years/Life
-----------------------------------------------------------------------
Cumulative Total
Return             -1.03%    +0.93%   +14.25%   +28.42%      +70.01%
-----------------------------------------------------------------------
Average Annual
Total Return         --      +0.93%   + 4.54%   + 5.13%      + 5.45%
-----------------------------------------------------------------------
SEC Results          --      -2.89%   + 3.65%   + 4.81%      + 5.45%
-----------------------------------------------------------------------

Class I

                  6 Months   1 Year   3 Years   5 Years   10 Years/Life
-----------------------------------------------------------------------
Cumulative Total
Return             -0.50%    +1.95%   +16.62%   +31.13%      +73.59%
-----------------------------------------------------------------------
Average Annual
Total Return          --     +1.95%   + 5.26%   + 5.57%      + 5.67%
-----------------------------------------------------------------------


Notes to Performance Summary

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.



[GRAPHIC OMITTED: pie chart PORTFOLIO CONCENTRATION AS OF MAY 31, 1999]

Portfolio Concentration as of May 31, 1999

Portfolio Structure

U.S. Treasuries 3.1%

Emerging Markets 3.2%

Yankee 5.6%

Other Government Agencies 6.2%

International 9.2%

Mortgage Backed 16.1%

Asset Backed 22.2%

High-Grade Corporates 34.4%


Footnote reads:
The portfolio is actively managed, and holdings are subject to change.





Portfolio of Investments (Unaudited) - May 31, 1999

Bonds - 99.1%
------------------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                    (000 Omitted)                    Value
------------------------------------------------------------------------------------------------
U.S. Bonds - 81.4%
Airlines - 1.0%
Delta Air Lines, 6.65s, 2004                                  $  1,228              $  1,216,862
------------------------------------------------------------------------------------------------
Automotive - 3.2%
Ford Motor Credit Co., 5.75s, 2004                            $  2,000              $  1,942,360
General Motors Acceptance Corp., 7s, 2002                        1,898                 1,933,682
                                                                                  --------------
                                                                                    $  3,876,042
------------------------------------------------------------------------------------------------
Banks and Credit Companies - 3.7%
Aristar, Inc., 5.85s, 2004                                    $  1,264              $  1,223,476
Great Western Financial Corp., 6.375s, 2000                      1,664                 1,670,839
Providian National Bank, 6.75s, 2002                             1,587                 1,581,922
                                                                                  --------------
                                                                                    $  4,476,237
------------------------------------------------------------------------------------------------
Consumer Goods and Services - 1.0%
RJR Nabisco, Inc., 7.75s, 2006##                              $  1,239              $  1,257,783
------------------------------------------------------------------------------------------------
Corporate Asset Backed - 22.2%
American Express Credit Account Trust, 5.6s, 2006             $    620              $    602,175
Amresco Residential Securities Mortgage Loan, 5.94s, 2015        2,750                 2,731,953
BankBoston Home Equity Loan Trust, 5.89s, 2013                   1,331                 1,319,042
Carco Auto Loan Master Trust, 5.65s, 2003                        2,000                 1,991,875
Case Equipment Receivables Trust, 5.285s, 2002                   1,460                 1,455,894
Commonwealth Edison Transition Funding Trust, 5.29s, 2003        1,331                 1,320,179
Discover Card Master Trust I, 5.85s, 2006                        2,100                 2,050,125
Ford Credit Auto Owner Trust, 5.31s, 2001                          620                   619,417
GE Capital Mortgage Services, Inc., 6.035s, 2020                 2,400                 2,396,250
Green Tree Financial Corp., 6.39s, 2029                          1,305                 1,311,107
Green Tree Financial Corp., 6.91s, 2028                          2,305                 2,323,002
Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030              1,281                 1,237,610
Partners First Credit Card Master Trust, 5.003s, 2027            1,650                 1,650,000
Peco Energy Transition Trust, 5.48s, 2003                        1,292                 1,287,530
Pemex Finance Ltd., 5.72s, 2003##                                2,700                 2,599,857
Premier Auto Trust, 5.88s, 2001                                  1,470                 1,473,675
Providian Home Equity Loan Trust, 5.196s, 2025                     560                   558,774
                                                                                  --------------
                                                                                    $ 26,928,465
------------------------------------------------------------------------------------------------
Financial Institutions - 2.5%
Lehman Brothers Holdings, 6.375s, 2001                        $  1,373              $  1,371,861
Merrill Lynch & Co., 6.06s, 2001                                 1,665                 1,659,905
                                                                                  --------------
                                                                                    $  3,031,766
------------------------------------------------------------------------------------------------
Food and Beverage Products - 2.4%
Whitman Corp., 6s, 2004                                       $  1,477              $  1,448,641
J Seagram & Sons, Inc., 5.79s, 2001                              1,483                 1,460,251
                                                                                  --------------
                                                                                    $  2,908,892
------------------------------------------------------------------------------------------------
Government National Mortgage Association - 13.3%
GNMA, 7s, 2023                                                $  1,444              $  1,447,102
GNMA, 7.5s, 2023                                                 1,013                 1,038,004
GNMA, 8.5s, 2009                                                 3,368                 3,526,752
GNMA TBA, 7s, 2008 - 2012                                        5,421                 5,521,284
GNMA TBA, 7.5s, 2025 - 2027                                      4,301                 4,397,623
GNMA TBA, 8.5s, 2001 - 2008                                        208                   220,452
                                                                                  --------------
                                                                                    $ 16,151,217
------------------------------------------------------------------------------------------------
Insurance - 1.5%
Conseco, Inc., 6.4s, 2001                                     $  1,253              $  1,232,100
Conseco, Inc., 7.875s, 2000                                        580                   589,048
                                                                                  --------------
                                                                                    $  1,821,148
------------------------------------------------------------------------------------------------
Oils - 2.4%
Conoco, Inc., 5.9s, 2004                                      $  1,440              $  1,411,257
Occidental Petroleum Corp., 10.125s, 2001                        1,360                 1,464,217
                                                                                  --------------
                                                                                    $  2,875,474
------------------------------------------------------------------------------------------------
Stores - 1.0%
Rite Aid Corp., 6.7s, 2001                                    $  1,250              $  1,246,950
------------------------------------------------------------------------------------------------
Telecommunications and Cable - 6.6%
Comcast Corp., 9.125s, 2006                                   $  1,591              $  1,696,467
Sprint Capital Corp., 5.875s, 2004                               1,465                 1,425,049
Sprint Spectrum LP, 11s, 2006                                    2,000                 2,238,100
Telecomunicaiones De Peurto, 6.15s, 2002##                       1,596                 1,581,046
Time Warner Pass-Through Asset Trust, 6.1s, 2001##               1,000                   997,080
                                                                                  --------------
                                                                                    $  7,937,742
------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 9.3%
Federal Home Loan Mortgage Corp., 5.83s, 2013                 $  1,787              $  1,780,463
Federal National Mortgage Assn., 6.13s, 2011                     1,000                   990,000
Federal National Mortgage Assn., 6.75s, 2003                     1,439                 1,454,931
Federal National Mortgage Assn. TBA, 6s, 2013                      832                   811,875
State of Israel AID, 6.625s, 2003                                5,000                 5,099,300
Student Loan Trust, 5.017s, 2004                                 1,170                 1,166,329
                                                                                  --------------
                                                                                    $ 11,302,898
------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 0.5%
Government Trust Certificates, 9.25s, 2001                    $    561              $    588,405
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 3.2%
United States Treasury Bonds, 10.75s, 2003                    $  1,500              $  1,746,795
United States Treasury Notes, 5.25s, 2004                        1,205                 1,187,672
United States Treasury Notes, 5.5s, 2009                         1,000                   990,620
                                                                                  --------------
                                                                                    $  3,925,087
------------------------------------------------------------------------------------------------
Utilities - Electric - 5.5%
Boston Edison Co., 6.8s, 2000                                 $  2,215              $  2,233,163
California Infrastructure, 6.17s, 2003                           1,000                 1,004,060
Entergy Mississippi, Inc., 6.2s, 2004                            1,500                 1,468,350
Midamerican Funding LLC, 5.85s, 2001##                           1,964                 1,955,215
                                                                                  --------------
                                                                                    $  6,660,788
------------------------------------------------------------------------------------------------
Utilities - Gas - 2.1%
CMS Panhandle Holding Co., 6.125s, 2004##                     $  1,161              $  1,137,780
Columbia Gas Systems, Inc., 6.39s, 2000                          1,417                 1,422,852
                                                                                  --------------
                                                                                    $  2,560,632
------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $ 98,766,388
------------------------------------------------------------------------------------------------
Foreign Bonds - 17.7%
Australia - 2.1%
Commonwealth of Australia, 7.5s, 2009                    AUD     3,485              $  2,523,348
------------------------------------------------------------------------------------------------
Brazil - 0.5%
Republic of Brazil, 11.625s, 2004                             $    630              $    571,725
------------------------------------------------------------------------------------------------
Costa Rica - 0.3%
Republic of Costa Rica, 9.335s, 2009##                        $    433              $    410,268
------------------------------------------------------------------------------------------------
Denmark - 0.3%
Kingdom of Denmark, 7s, 2007                             DKK     2,447              $    405,041
------------------------------------------------------------------------------------------------
Germany - 1.7%
Bayerische Landesbank Girozent (Banks and Credit Cos.),
5.625s, 2001                                                  $    465              $    462,452
Landesbank Baden Wurttemberg (Banks and Credit Cos.),
7.875s, 2004                                                     1,500                 1,588,800
                                                                                  --------------
                                                                                    $  2,051,252
------------------------------------------------------------------------------------------------
Greece - 1.0%
Hellenic Republic, 5.75s, 2008                           EUR       151              $    168,893
Republic of Greece, 8.01s, 2003                          GRD   300,000                 1,046,948
                                                                                  --------------
                                                                                    $  1,215,841
------------------------------------------------------------------------------------------------
Iceland - 0.5%
Republic of Iceland, 6.125s, 2004                             $    635              $    624,770
------------------------------------------------------------------------------------------------
Mexico - 0.1%
Petrolos Mexicanos (Oils), 9.5s, 2027##                       $    100              $     92,625
------------------------------------------------------------------------------------------------
New Zealand - 3.4%
Government of New Zealand, 8s, 2004                      NZD     7,100              $  4,182,345
------------------------------------------------------------------------------------------------
Norway - 1.2%
Union Bank Norway (Banks and Credit Cos.), 7.35s,
2049##                                                        $  1,500              $  1,492,020
------------------------------------------------------------------------------------------------
Panama - 0.1%
Republic of Panama, 4s, 2014                                  $    230              $    165,025
------------------------------------------------------------------------------------------------
Peru - 0.3%
Republic of Peru, 4.5s, 2017                                  $    500              $    302,500
------------------------------------------------------------------------------------------------
Philippines - 0.4%
Republic Of Philippines, 9.875s, 2019                         $    535              $    516,275
------------------------------------------------------------------------------------------------
South Korea - 1.0%
Export-Import Bank Korea (Banks and Credit Cos.), 7.1s,
2007                                                          $    530              $    519,347
Korea Development Bank (Banks and Credit Cos.), 10.172s,
2003##                                                             750                   727,500
                                                                                  --------------
                                                                                    $  1,246,847
------------------------------------------------------------------------------------------------
Spain - 2.1%
Kingdom of Spain, 9.125s, 2000                                $  2,400              $  2,491,968
------------------------------------------------------------------------------------------------
United Kingdom - 2.3%
United Kingdom Treasury, 6.5s, 2003                      GBP       662              $  1,122,034
United Kingdom Treasury, 6.75s, 2004                               929                 1,611,038
                                                                                  --------------
                                                                                    $  2,733,072
------------------------------------------------------------------------------------------------
Uruguay - 0.4%
Banco Comercial S. A. (Banks and Credit Cos.), 8.875s,
2009##                                                        $    450              $    439,695
------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $ 21,464,617
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $121,746,605)                                   $120,231,005
------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                  1,126,702
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $121,357,707
------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

AUD = Australian Dollars      GRD = Greek Drachmas
DKK = Danish Kroner           JPY = Japanese Yen
EUR = Euro                    NZD = New Zealand Dollars
GBP = British Pounds

See notes to financial statements






Financial Statements

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------------
May 31, 1999
------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $121,746,605)                               $120,231,005
Foreign currency, at value (identified cost, $146,215)                                   142,431
Net receivable for forward foreign currency exchange contracts to purchase                43,268
Receivable for Fund shares sold                                                          147,446
Receivable for investments sold                                                        1,320,552
Interest receivable                                                                    1,380,170
Other assets                                                                               1,849
                                                                                    ------------
Total assets                                                                        $123,266,721
                                                                                    ------------

Liabilities:
Payable to custodian                                                                $     70,396
Payable for daily variation margin on open futures contacts                                2,031
Payable for Fund shares reacquired                                                       132,943
Payable for investments purchased                                                      1,202,569
Net payable for forward foreign currency exchange contracts to sell                      127,743
Net payable for forward foreign currency exchange contracts closed or subject to
master netting agreements                                                                169,669
Payable to affiliates -
Management fee                                                                             7,310
Shareholder servicing agent fee                                                            1,329
Distribution and service fee                                                              39,494
Administrative fee                                                                           199
Accrued expenses and other liabilities                                                   155,331
                                                                                    ------------
Total liabilities                                                                   $  1,909,014
                                                                                    ------------
Net assets                                                                          $121,357,707
                                                                                    ------------

Net assets consist of:
Paid-in capital                                                                     $131,067,904
Unrealized depreciation on investments and translation of assets and liabilities
in foreign currencies                                                                 (2,041,175)
Accumulated net realized loss on investments and foreign
currency transactions                                                                 (7,597,044)
Accumulated distributions in excess of net investment income                             (71,978)
                                                                                    ------------
Total                                                                               $121,357,707
                                                                                    ------------
Shares of beneficial interest outstanding                                             15,122,784
                                                                                    ------------
Class A shares:
Net asset value per share
(net assets of $46,107,265 (divided by) 5,756,572 shares of beneficial interest
outstanding)                                                                               $8.01
                                                                                            ----
Offering price per share (100 (divided by) 95.25)                                          $8.41
                                                                                            ----
Class B shares:
Net asset value and offering price per share
(net assets of $75,240,089 (divided by) 9,364,921 shares of beneficial interest
outstanding)                                                                               $8.03
                                                                                            ----
Class I shares:
Net asset value and offering price per share
(net assets of $10,353 (divided by) 1,291 shares of beneficial interest
outstanding)                                                                               $8.02
                                                                                            ----
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements






Statement of Operations (Unaudited)
------------------------------------------------------------------------------------------------
Six Months Ended May 31, 1999
------------------------------------------------------------------------------------------------
Net investment income:
Interest income                                                                      $ 4,352,204
                                                                                     -----------
Expenses -
Management fee                                                                       $   444,216
Trustees' compensation                                                                    20,858
Shareholder servicing agent fee                                                           69,160
Distribution and service fee (Class B)                                                   412,904
Administrative fee                                                                         7,888
Auditing fees                                                                             29,250
Custodian fee                                                                             29,143
Printing                                                                                  16,512
Postage                                                                                   11,988
Legal fees                                                                                 1,468
Miscellaneous                                                                             77,325
                                                                                     -----------
Total expenses                                                                       $ 1,120,712

Fees paid indirectly                                                                     (10,655)
Preliminary reduction of expenses by investment adviser                                  (93,427)
                                                                                     -----------
Net expenses                                                                         $ 1,016,630
                                                                                     -----------
Net investment income                                                                $ 3,335,574
                                                                                     -----------

Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) -
Investment transactions                                                              $  (403,043)
Written option transactions                                                              130,136
Foreign currency transactions                                                           (259,214)
                                                                                     -----------
Net realized loss on investments and foreign currency transactions                   $  (532,121)
                                                                                     -----------

Change in unrealized depreciation -
Investments                                                                          $(3,403,601)
Written options                                                                          (46,880)
Translation of assets and liabilities in foreign currencies                              (19,396)
Futures contracts                                                                       (265,438)
                                                                                     -----------
Net unrealized loss on investments and foreign currency translation                  $(3,735,315)
                                                                                     -----------
Net realized and unrealized loss on investments and foreign currency                 $(4,267,436)
                                                                                     -----------
Decrease in net assets from operations                                               $  (931,862)
                                                                                     -----------

See notes to financial statements






Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                              Six Months Ended          Year Ended
                                                                  May 31, 1999   November 30, 1998
                                                                   (Unaudited)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
Net investment income                                            $  3,335,574         $  7,795,666
Net realized loss on investments and foreign currency
transactions                                                         (532,121)          (2,272,438)
Net unrealized gain (loss) on investments and foreign
currency translation                                               (3,735,315)           1,509,991
                                                                 ------------         ------------
Increase (decrease) in net assets from operations                $   (931,862)        $  7,033,219
                                                                 ------------         ------------

Distributions declared to shareholders -
From net investment income (Class A)                             $ (1,342,167)        $ (2,360,988)
From net investment income (Class B)                               (2,067,178)          (5,169,854)
From net investment income (Class I)                                     (278)                (350)
In excess of net investment income (Class A)                          (28,333)                  --
In excess of net investment income (Class B)                          (43,639)                  --
In excess of net investment income (Class I)                               (6)                  --
From paid in capital (Class A)                                             --             (287,926)
From paid in capital (Class B)                                             --             (630,471)
From paid in capital (Class I)                                             --                  (43)
                                                                 ------------         ------------
Total distributions declared to shareholders                     $ (3,481,601)        $ (8,449,632)
                                                                 ------------         ------------
Decrease in net assets from Fund share transactions              $ (7,698,077)        $(15,385,822)
                                                                 ------------         ------------
Total decrease in net assets                                     $(12,111,540)        $(16,802,235)

Net assets:
At beginning of period                                            133,469,247          150,271,482
                                                                 ------------         ------------
At end of period (including accumulated distributions
in excess of net investment income (accumulated
undistributed net investment income) of ($71,978)
and $74,049, respectively)                                       $121,357,707         $133,469,247
                                                                 ------------         ------------

See notes to financial statements






Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended November 30,
                                            Six Months Ended     ----------------------------------------
                                                May 31, 1999     1998     1997     1996     1995     1994
                                                 (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                   Class A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period                $ 8.29    $ 8.39   $ 8.57   $ 8.59   $ 7.96   $ 8.94
                                                     ------    ------   ------   ------   ------   ------
Income from investment operations # -
Net investment income [SECTION MARK]                 $ 0.24    $ 0.53   $ 0.55   $ 0.55   $ 0.57   $ 0.59
Net realized and unrealized gain (loss) on
investments and foreign currency
transactions                                          (0.23)    (0.05)   (0.18)   (0.01)    0.61    (0.95)
                                                     ------    ------   ------   ------   ------   ------
Total from investment operations                     $ 0.01    $ 0.48   $ 0.37   $ 0.54   $ 1.18   $(0.36)
                                                     ------    ------   ------   ------   ------   ------
Less distributions declared to shareholders -
From net investment income                           $(0.28)   $(0.52)  $(0.55)  $(0.56)  $(0.55)  $   --
In excess of net investment income+++                 (0.01)       --       --    (0.00)      --       --
From paid-in capital                                     --     (0.06)      --       --       --    (0.62)
                                                     ------    ------   ------   ------   ------   ------
Total distributions declared to
shareholders                                         $(0.29)   $(0.58)  $(0.55)  $(0.56)  $(0.55)  $(0.62)
                                                     ------    ------   ------   ------   ------   ------
Net asset value - end of period                      $ 8.01    $ 8.29   $ 8.39   $ 8.57   $ 8.59   $ 7.96
                                                     ------    ------   ------   ------   ------   ------
Total return [DBL. DAGGER]                           (0.38%)++  5.86%    4.59%    6.61%   15.40%   (4.27%)
Ratios (to average net assets)/
Supplemental data [SECTION MARK]
Expenses ##                                           0.97%+    1.12%    1.17%    1.17%    1.14%    1.18%
Net investment income                                 5.89%+    6.33%    6.63%    6.58%    6.81%    7.10%
Portfolio turnover                                     116%      173%     226%     288%     275%     211%
Net assets at end of period (000 omitted)           $46,107   $44,116  $30,833  $21,291  $12,659   $3,432

  + Annualized.

 ++ Not annualized.

+++ For the year ended November 30, 1996, the per share distribution in excess of net investment income was less than $0.01.

  # Per share data is based on average shares outstanding.

 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

[DBL. DAGGER] Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

[SECTION MARK] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been these:

Net investment income                               $ 0.23    $ 0.52       --       --       --       --

Ratios (to average net assets)

Expenses##                                           1.12%+    1.15%       --       --       --       --

Net investment income                                5.74%+    6.30%       --       --       --       --

See notes to financial statements






Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended November 30,
                                            Six Months Ended     ----------------------------------------
                                                May 31, 1999     1998     1997     1996     1995     1994
                                                 (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                   Class B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period                $ 8.32    $ 8.40   $ 8.57   $ 8.58   $ 7.96   $ 8.93
                                                     ------    ------   ------   ------   ------   ------
Income from investment operations # -
Net investment income [SECTION MARK]                 $ 0.20    $ 0.44   $ 0.47   $ 0.46   $ 0.48   $ 0.47
Net realized and unrealized gain (loss) on
investments and foreign currency
transactions                                          (0.25)    (0.04)   (0.18)   (0.01)    0.61    (0.92)
                                                     ------    ------   ------   ------   ------   ------
Total from investment operations                     $(0.05)   $ 0.40   $ 0.29   $ 0.45   $ 1.09   $(0.45)
                                                     ------    ------   ------   ------   ------   ------
Less distributions declared to shareholders -
From net investment income                           $(0.23)   $(0.43)  $(0.46)  $(0.46)  $(0.47)  $   --
In excess of net investment income+++                 (0.01)       --       --    (0.00)      --       --
From paid-in capital                                     --     (0.05)      --       --       --    (0.52)
                                                     ------    ------   ------   ------   ------   ------
Total distributions declared to
shareholders                                         $(0.24)   $(0.48)  $(0.46)  $(0.46)  $(0.47)  $(0.52)
                                                     ------    ------   ------   ------   ------   ------
Net asset value - end of period                      $ 8.03    $ 8.32   $ 8.40   $ 8.57   $ 8.58   $ 7.96
                                                     ------    ------   ------   ------   ------   ------
Total return                                         (1.03%)++  4.86%    3.57%    5.52%   14.12%   (5.24%)
Ratios (to average net assets)/
Supplemental data [SECTION MARK]
Expenses ##                                           1.96%+    2.12%    2.19%    2.24%    2.23%    2.22%
Net investment income                                 4.87%+    5.30%    5.61%    5.47%    5.79%    5.60%
Portfolio turnover                                     116%      173%     226%     288%     275%     211%
Net assets at end of period (000 omitted)           $75,240   $89,345 $119,436 $171,148 $232,312 $292,619

  + Annualized.

 ++ Not annualized.

+++ For the year ended November 30, 1996, the per share distribution in excess of net investment income was less than $0.01.

  # Per share data is based on average shares outstanding.

 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

[SECTION MARK] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been these:

Net investment income                                $ 0.19    $ 0.44       --       --       --       --

Ratios (to average net assets)

Expenses##                                            2.11%+    2.15%       --       --       --       --

Net investment income                                 4.72%+    5.27%       --       --       --       --

See notes to financial statements






Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                                            November 30,
                                                          Six Months Ended        --------------------------
                                                              May 31, 1999            1998             1997*
                                                               (Unaudited)
------------------------------------------------------------------------------------------------------------
                                                                Class I
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period                               $ 8.31          $ 8.41            $ 8.43
                                                                    ------          ------            ------
Income from investment operations # -
Net investment income [SECTION MARK]                                $ 0.24          $ 0.55            $ 0.61
Net realized and unrealized loss on
investments and foreign currency
transactions                                                         (0.24)          (0.07)            (0.17)
                                                                    ------          ------            ------
Total from investment operations                                    $ 0.00          $ 0.48            $ 0.44
                                                                    ------          ------            ------
Less distributions declared to shareholders
From net investment income                                          $(0.28)         $(0.52)           $(0.46)
In excess of net investment income                                   (0.01)             --                --
From paid-in capital                                                    --           (0.06)               --
                                                                    ------          ------            ------
Total distributions declared to shareholders                        $(0.29)         $(0.58)           $(0.46)
                                                                    ------          ------            ------
Net asset value - end of period                                     $ 8.02          $ 8.31            $ 8.41
                                                                    ------          ------            ------
Total return                                                        (0.50%)++        5.97%             5.07%++
Ratios (to average net assets)/Supplemental data [SECTION MARK]
Expenses ##                                                          0.97%+          1.10%             1.03%+
Net investment income                                                5.89%+          6.36%             6.52%+
Portfolio turnover                                                    116%            173%              226%
Net assets at end of period (000 omitted)                              $10              $8                $3

   * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

   + Annualized.

  ++ Not annualized.

   # Per share data is based on average shares outstanding.

  ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

[SECTION MARK] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been these:

Net investment income                                               $ 0.23          $ 0.55                --

Ratios (to average net assets)

Expenses##                                                           1.12%+          1.13%                --

Net investment income                                                5.74%+          6.33%                --

See notes to financial statements




Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its [taxable] income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $6,917,451 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($4,226,362), November 30, 2005, ($1,473,779), and November 30, 2006 ($1,217,310).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Fund's average daily net assets and 5.65% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,712 for the six months ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

     First $1 billion            0.0150%
     Next $1 billion             0.0125%
     Next $1 billion             0.0100%
     In excess of $3 billion     0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $15,405 for the six months ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payments of the 0.25% per annum service fee may be imposed with the next prospectus update (April 1, 2000), at the discretion of MFD. Payments of the 0.10% per annum distribution fee will commence on such date as the trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,989 for Class B for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1999, were $465 and $27,569 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                     Purchases                  Sales
---------------------------------------------------------------------
U.S. government securities        $ 39,152,942         $  110,252,166
                                --------------         --------------
Investments (non-U.S.
government securities)            $107,062,622         $   36,576,141
                                --------------         --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                         $  121,913,272
                                                     ----------------
Gross unrealized depreciation                          $   (2,069,438)
Gross unrealized appreciation                                 387,171
                                                     ----------------
Net unrealized depreciation                            $   (1,682,267)
                                                     ----------------






(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                       Six Months Ended May 31, 1999     Year Ended November 30, 1998
                                                       -----------------------------     ----------------------------
                                                          Shares              Amount          Shares           Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                            1,388,794      $   11,349,046       3,557,110   $   29,662,076
Shares issued to shareholders in
reinvestment of distributions                            114,716             937,721         216,409        1,800,509
Shares reacquired                                     (1,065,402)         (8,705,353)     (2,129,785)     (17,689,458)
                                                      ----------      --------------      ----------   --------------
Net increase                                             438,108      $    3,581,414       1,643,734   $   13,773,127
                                                      ----------      --------------      ----------   --------------

Class B Shares
                                                       Six Months Ended May 31, 1999     Year Ended November 30, 1998
                                                       -----------------------------     ----------------------------
                                                          Shares              Amount          Shares           Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                              589,278      $    4,836,144       1,345,750   $   11,221,642
Shares issued to shareholders in
reinvestment of distributions                            143,833           1,180,751         380,682        3,178,360
Shares reacquired                                     (2,110,243)        (17,298,874)     (5,204,805)     (43,564,370)
                                                      ----------      --------------      ----------   --------------
Net decrease                                          (1,377,132)     $  (11,281,979)     (3,478,373)  $  (29,164,368)
                                                      ----------      --------------      ----------   --------------

Class I Shares
                                                       Six Months Ended May 31, 1999     Year Ended November 30, 1998
                                                       -----------------------------     ----------------------------
                                                          Shares              Amount          Shares           Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                  333      $        2,739             715   $        6,023
Shares issued to shareholders in
reinvestment of distributions                                 34                 282              47              390
Shares reacquired                                            (64)               (533)           (117)            (994)
                                                      ----------      --------------      ----------   --------------
Net increase                                                 303      $        2,488             645   $        5,419
                                                      ----------      --------------      ----------   --------------


(6) Line of Credit

The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended
May 31, 1999, was $452.

(7) Financial Instruments

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.




Written Option Transactions

                                             1999 Calls                           1999 Puts
                                     --------------------------         --------------------------
                                     Principal Amounts                  Principal Amounts
                                     of Contracts                       of Contracts
                                     (000 Omitted)     Premiums         (000 Omitted)     Premiums
--------------------------------------------------------------------------------------------------
Outstanding, beginning of period
Japanese Yen                               518,277     $ 59,837                  --       $     --
Options written
Australian Dollar                            4,465       37,092               1,914         15,733
Euro Currency                                5,164       48,411                  --             --
Euro Currency/British Pounds                 2,298       26,603               2,211         12,207
Japanese Yen                               518,277       80,804             588,951         65,727
Options terminated in closing
transactions
Australian Dollar                           (2,680)     (26,797)             (1,914)       (15,733)
Euro Currency                               (5,164)     (48,411)                 --             --
Euro Currency/British Pounds                (2,298)     (26,603)             (2,211)       (12,207)
Japanese Yen                              (518,277)     (59,837)                 --             --
Options exercised                               --           --                  --             --
Options expired
Australian Dollar                           (1,785)     (10,295)                 --             --
Japanese Yen                              (518,277)     (80,804)           (588,951)       (65,727)
                                                       --------                           --------
Outstanding, end of period                             $     --                           $     --
                                                       --------                           --------

At May 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.




Forward Foreign Currency Exchange Contracts

                                                                                    Net Unrealized
                              Contracts to                          Contracts        Appreciation
      Settlement Date      Deliver/Receive    In Exchange For        at Value       (Depreciation)
-------------------------------------------------------------------------------------------------
Sales         6/16/99     AUD     6,441,462    $    4,102,221  $    4,203,762        $   (101,541)
              6/16/99     DKK     2,806,849           412,584         394,146              18,438
              6/16/99     JPY   360,992,960         2,955,035       2,993,929             (38,894)
              6/16/99     NZD     7,414,165         3,966,578       3,972,324              (5,746)
                                               --------------  --------------        ------------
                                               $   11,436,418  $   11,564,161        $   (127,743)
                                               --------------  --------------        ------------

Purchases     6/16/99     AUD     6,154,476    $    3,909,143  $    4,016,472        $    107,329
              6/16/99     GBP       868,320         1,412,670       1,390,810             (21,860)
              6/16/99     JPY   203,064,279         1,726,334       1,684,133             (42,201)
                                               --------------  --------------        ------------
                                               $    7,048,147  $    7,091,415        $     43,268
                                               --------------  --------------        ------------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $81,577 with C.S. First Boston, $54,466 with Deutschebank, and
$33,626 with Merrill Lynch at May 31, 1999.

At May 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.




Futures Contracts

                                                                          Unrealized
     Description              Expiration     Contracts     Position     Depreciation
------------------------------------------------------------------------------------
     U.S. Treasury Notes       June 1999            65         Long       $ (203,554)
     U.S. Treasury Notes  September 1999            25         Long          (61,884)
                                                                          ----------
                                                                          $ (265,438)
                                                                          ----------

At May 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.




MFS' Year 2000 Readiness Disclosure

MFS Investment Management(registered trademark), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(registered trademark) Original Research SM process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness
Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.



[GRAPHIC OMITTED: ILLUSTRATION OF WOMAN AND THREE NEST EGGS]


Diversifying Your Investment Portfolio

Most experts agree that it's wise to diversify your investments, no matter what your age or financial situation. Diversification - spreading your assets among a variety of investment types - can help spread your risk as well.

No one type of investment performs well all the time. In fact, each type of investment tends to follow its own cycle, so that when the price of one is rising, the price of another may be declining. By including a range of investments in your portfolio, the overall volatility - or change in value - of that portfolio should be less than if you put everything in one type of investment.

MFS offers a wide variety of investments to suit a wide range of needs. For more information, talk to your financial adviser or request our MFS(registered trademark) Update. For details about a specific MFS fund, ask for a prospectus including charges and expenses. Read the prospectus carefully before you invest or send money.

For more information, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time or visit our Web site at www.mfs.com.

MFS (registered trademark)
Heritage Planning SM

Helping Yourself (bullet) Helping Your Parents (bullet) Helping Your
Children SM


[GRAPHIC OMITTED: ILLUSTRATION OF MAN BEHIND A DESK AND A WOMAN AND A
                  MAN SITTING ON CHAIRS ACROSS FROM HIM]


You, Your Adviser, and MFS:

A Powerful Partnership

In today's complex world, financial needs go beyond putting aside money, choosing investment products, and understanding the markets. What you really need is an overall plan to address the complex lifestyle issues facing you, your parents, and your children. And that's where your financial adviser and MFS can help.

MFS(registered trademark) Heritage Planning SM is our program to help you and your adviser develop strategies to meet your long-term financial needs. Your financial adviser can offer you MFS Heritage Planning educational materials on topics such as:

[bullet]  retirement planning

[bullet]  college funding

[bullet]  estate planning

[bullet]  eldercare

Talk with your financial adviser today or order the MFS Heritage
Planning kit from our Web site at www.mfs.com or by calling 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.


This material is not intended to replace the advice of a qualified attorney, tax adviser, financial adviser, or insurance agent. Before making any financial commitment, consult with the appropriate financial adviser.



MFS Family of Funds(registered trademark)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class1. The objective of the fund you choose should correspond to your financial needs and goals.

              HIGHER RISK/HIGHER REWARD POTENTIAL

B   MFS(registered trademark) Global Governments Fund2
O   MFS(registered trademark) High Yield Opportunities Fund
N   MFS(registered trademark) High Income Fund
D   MFS(registered trademark) Municipal High Income Fund
    MFS(registered trademark) Strategic Income Fund
    MFS(registered trademark) Municipal State Funds
F   AL, AR, CA, FL, GA, MD, MA, MS,
U   NY, NC, PA, SC, TN, VA, WV
N   MFS(registered trademark) Municipal Income Fund
D   MFS(registered trademark) Bond Fund
S   MFS(registered trademark) Municipal Bond Fund
    MFS(registered trademark) Government Securities Fund
    MFS(registered trademark) Government Mortgage Fund
    MFS(registered trademark) Intermediate Income Fund
    MFS(registered trademark) Municipal Limited
    Maturity Fund
    MFS(registered trademark) Limited Maturity Fund
    MFS(registered trademark) Government Limited
    Maturity Fund

S   MFS(registered trademark)/Foreign & Colonial Emerging
T   Markets Equity Fund
O   MFS(registered trademark) Managed Sectors Fund
C   MFS(registered trademark) New Discovery Fund
K   MFS(registered trademark) Emerging Growth Fund
    MFS(registered trademark) Mid Cap Growth Fund
F   MFS(registered trademark) International Growth Fund
U   MFS(registered trademark) Research International Fund
N   MFS(registered trademark) Global Growth Fund2
D   MFS(registered trademark) Strategic Growth Fund
S   MFS(registered trademark) Research Fund
    MFS(registered trademark) International Growth and Income Fund
    MFS(registered trademark) Global Equity Fund2
    MFS(registered trademark) Capital Opportunities Fund
    Massachusetts Investors Growth
    Stock Fund
    MFS(registered trademark) Growth Opportunities Fund
    MFS(registered trademark) Large Cap Growth Fund
    MFS(registered trademark) Union Standard(registered trademark)
    Equity Fund
    MFS(registered trademark) Research Growth and Income Fund
    Massachusetts Investors Trust
    MFS(registered trademark) Equity Income Fund
    MFS(registered trademark) Utilities Fund
    MFS(registered trademark) Global Total Return Fund2
    MFS(registered trademark) Total Return Fund
    MFS(registered trademark) Global Asset
    Allocation Fund2

                  LOWER RISK/LOWER REWARD POTENTIAL

1For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

2MFS "global" funds were formerly "world" funds. As of August 24, 1998, their names changed but their objectives remain the same.



MFS(registered trademark) Intermediate Income Fund

Trustees

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice President, Director, and
Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech-orhearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

MFS (registered trademark) Intermediate Income Fund

MFS(registered trademark) Investment Management
We invented the mutual fund (registered trademark)

500 Boylston Street
Boston, MA 02116-3741

MII-3  7/99  13M   05/205/805

(copyright)1999 MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116-3741



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